                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2003 (November 11, 2003)
                                                --------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                       0-14183                  81-0141785
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                           59401
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code          (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 11, 2003, Energy West, Incorporated issued a press release announcing it had postponed its 2003 Annual Meeting of Shareholders from
Wednesday, November 12, 2003 until Wednesday, December 3, 2003. A copy of the
Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1     Press Release dated November 11, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 12, 2003      ENERGY WEST, INCORPORATED

                                        By:  /s/ John C. Allen
                                           -------------------------------------
                                           John C. Allen
                                           Interim President and Chief Executive
                                           Officer

                                                                                                                                                           Exhibit 99.1